UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549




                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) January 29, 2003




                      FirstFed Financial Corp.
       (Exact name of registrant as specified in its charter)



      Delaware                1-9566                    95-4087449
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,  90401-1490
      (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code: (310)319-6000














                     Total number of pages is 5
                   Index to Exhibit is on Page 3.

ITEM 7.     FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibits

           99.0 Monthly Financial Data as of December 31, 2002 (Unconsolidated)

           99.1 Loan Portfolio Segment Report of First Federal Bank of California as of December 31, 2002


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of December 31, 2002 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of December 31, 2002, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                         S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 FIRSTFED FINANCIAL CORP.



Dated: January 29, 2003          By:/s/ Douglas J. Goddard
                                        Douglas J. Goddard
                                        Chief Financial Officer

                          INDEX TO EXHIBITS



Item                                                          Page

99.0  Monthly Financial Information as of December 31, 2002     4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of December 31, 2002                        5

                    First Federal Bank of California, fsb
                         MONTHLY REPORT OF OPERATIONS
                     Unconsolidated Financial Highlights
                                  Unaudited
                            (Dollars in thousands)

                        As of,     As of,     As of,     As of,      As of,
                       for the    for the    for the    for the     for the
                        month      month      month    12 months   12 months
                        ended      ended      ended      ended       ended
                       Dec.31,    Nov. 30,    Dec. 31,  Dec. 31,    Dec. 31,
                        2002        2002       2001       2002        2001

AVERAGE INVESTMENTS   $  158,822 $  146,148 $  259,861 $   172,996  $   200,807

LOANS:
Total mortgage-
  backed securities      200,585    206,424    284,079     200,585      284,079
Total loans            3,769,235  3,721,446  4,004,889   3,769,235    4,004,889

Loans originated/
 purchased:
  Single family loans    139,912     83,064     53,032     728,309      912,974
  Multi-family loans      49,319     19,501     55,632     441,407      407,458
  Commercial real
    estate loans          11,285     10,498     23,570      84,050      147,235
  Other                    3,457      4,097        257      35,006       34,668
  Loans acquired from
    acquisition               --         --         --          --      150,035
                        --------   --------   --------   ---------   ----------
                      $  203,973 $  117,160 $  132,491 $ 1,288,772  $ 1,652,370
                        ========   ========   ========   =========   ==========

Loans sold            $   29,436 $   29,331 $    8,223 $   134,175  $    61,154

Average rate on
 loans originated/
 purchased                  5.07%      5.36%      6.60%       5.76%        7.07%
Percentage of
 portfolio in
 adjustable rate
 loans                     71.46%     70.97%     71.38%      71.46%       71.38%
Non-performing assets
 to total assets            0.17%      0.13%      0.17%       0.17%        0.17%

BORROWINGS:
Federal Home Loan
 Bank Advances        $1,167,000 $1,167,000 $1,597,000 $ 1,167,000  $ 1,597,000
Reverse repurchase
 agreements           $  155,273 $  155,273 $  211,040 $   155,273  $   211,040

DEPOSITS:
Retail deposits       $2,282,024 $2,267,154 $2,068,547 $ 2,282,024  $ 2,068,547
Wholesale deposits       263,009    260,720    484,460     263,009      484,460
                       ---------  ---------  ---------   ---------    ---------
                      $2,545,033 $2,527,874 $2,553,007 $ 2,545,033  $ 2,553,007
                       =========  =========  =========   =========    =========

Net increase
 (decrease)           $   17,159 $   (1,596)$  171,203 $    (7,974) $   384,256

AVERAGE INTEREST
 RATES:
Yield on loans              5.94%      6.21% *    6.81%       6.18%        7.61%
Yield on investments        3.57%      3.83%      3.67%       3.65%        5.16%
Yield on earning
 assets                     5.84%      6.13%      6.63%       6.08%        7.50%
Cost of deposits            1.97%      2.07%      3.06%       2.42%        4.08%
Cost of borrowings          3.63%      4.02%      4.74%       4.39%        5.67%
Cost of money               2.54%      2.75%      3.75%       3.16%        4.79%
Earnings spread             3.30%      3.38% *    2.88%       2.92%        2.71%
Effective net spread        3.45%      3.54%      3.04%       3.09%        2.90%

 * Recoveries of interest income on charged-off and non-accrual loans and other adjustments to loan interest income added .32% to the yield on loans and .31% to the yield on earning assets for the month of November 30, 2002.

                First Federal Bank of California, fsb
                    LOAN PORTFOLIO STRATIFICATION
                       As of December 31, 2002
                 Unconsolidated financial highlights
                              Unaudited
                       (Dollars in thousands)


REAL ESTATE LOAN PORTFOLIO
                                  Bank     Percent
                                  owned      of
                                 balance    Total
Property type:
  Single family                $ 1,724,888    45%
  Multi-family                   1,649,491    44%
  Commercial & industrial          420,959    11%
  Construction                       6,927     0%
  Land                                 203     0%
                                 ---------  -----
    Total real estate loans    $ 3,802,468   100%
                                 =========  =====
Single family:
  Without prepayment penalty   $ 1,327,651    72%
  With prepayment penalty          397,237    23%
                                 ---------  -----
    Total single family loans  $ 1,724,888   100%
                                 =========  =====
Age:
  0 to 10 years                $ 1,112,944    84%
  >10 years                        214,707    16%
                                 ---------  -----
    Total                      $ 1,327,651   100%
                                 =========  =====

                      Single family loans without prepayment penalty
                                    Loans 0 to 10 Years
                           Balances by Current Principal Balance

 Current       Less                                 Greater             Percent
 interest      than       $252     $275      $500    than                 of
rate range     $252     - $275    -$500   -$1,000   $1,000    Total      total

<5.00%        $  14,855 $  2,096 $ 62,383 $ 69,290 $ 28,776  $ 177,400   15.9%
5.00%-5.25%      27,174    6,618   41,886   29,605   10,691    115,974   10.4%
5.25%-5.50%      51,715    8,287   54,924   33,730   24,375    173,031   15.6%
5.50%-5.75%      58,068    6,293   42,211   44,700   34,012    185,284   16.7%
5.75%-6.00%      30,021    4,479   32,432   21,136   21,420    109,488    9.8%
6.00%-6.25%      23,143    3,182   29,603   15,575    9,034     80,537    7.2%
6.25%-6.50%      10,551    1,605   19,141   10,065    9,121     50,483    4.5%
6.50%-6.75%      24,765    1,321   11,626   17,882    6,995     62,589    5.6%
6.75%-7.00%      10,671    1,300   17,689   17,787    9,459     56,906    5.1%
7.00%-7.25%       4,690    1,068   10,916   10,708   17,019     44,401    4.0%
7.25%-7.50%       3,383      803   10,053    4,504    5,911     24,654    2.2%
7.50%-7.75%       3,186      261    6,067      688    6,105     16,307    1.5%
7.75%-8.00%       2,430       --    5,462    1,750       --      9,642    0.9%
8.00%-9.00%       2,659      256    2,624      682       --      6,221    0.6%
>9.00%               27       --       --       --       --         27    0.0%
                -------  -------  -------  -------  -------  ---------  ------
Total         $ 267,338 $ 37,569 $347,017 $278,102 $182,918 $1,112,944  100.0%
                =======  =======  =======  =======  =======  =========  ======

                                   5